                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 4, 2000, in the Registration Statement on Form S-4 and related Prospectus of Surge Components, Inc and Subsidiary.





Seligson & Giannattasio, LLP
N. White Plains, New York
March 16, 2000

                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 2000, in the Registration Statement on Form S-4 and related Prospectus of Surge Components, Inc and Subsidiary.





Seligson & Giannattasio, LLP
N. White Plains, New York
March 16, 2000